UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14a INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MANHATTAN BRIDGE CAPITAL, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Shareholders

To be held on Friday, June 21, 2019

To Our Shareholders:

You are invited to attend the 2019 Annual Meeting of Shareholders of Manhattan Bridge Capital, Inc. at 9:00 a.m. local time, on Friday, June 21, 2019, at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, NY 10019.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Assaf Ran
President and Chief Executive Officer

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

Notice of Annual Meeting of Shareholders

To be held on Friday, June 21, 2019

The Annual Meeting of Shareholders of Manhattan Bridge Capital, Inc. (the “Company”) will be held at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, NY 10019, on Friday, June 21, 2019 at 9:00 a.m., local time, for the purpose of considering and acting upon the following:

1.	Election of four (4) directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

2.	Advisory approval of the appointment of Hoberman & Lesser, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.

3.	To consider and approve, by a nonbinding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement.

4.	To recommend, by a nonbinding advisory vote, the frequency (every one, two or three years) of future advisory votes of stockholders on the compensation of our named executive officers.

5.	The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Company’s Board of Directors has set the close of business on May 3, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be available for examination by any shareholder at the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

By	order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

May 21, 2019

IMPORTANT:	IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 21, 2019

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2019.html

MANHATTAN BRIDGE CAPITAL, INC.

60 Cutter Mill Road

Great Neck, NY 11021

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

To be held on Friday, June 21, 2019

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of Manhattan Bridge Capital, Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, NY 10019, on Friday, June 21, 2019 at 9:00 a.m., local time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 60 Cutter Mill Road, Suite 205, Great Neck, NY 11021. The approximate date on which this Proxy Statement, the accompanying Proxy and Annual Report for the year ended December 31, 2018 will be mailed to shareholders is May 21, 2019.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 21, 2019

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement are also available at http://www.manhattanbridgecapital.com/meeting-2019.html

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only shareholders of record at the close of business on May 3, 2019 (the “Record Date”), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 9,659,977 outstanding shares of our common stock, par value $.001 per share, (“Common Share”). Each Common Share is entitled to one vote. Common Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. Common Shares were our only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting of shareholders when such shareholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed Proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of Hoberman & Lesser, LLP (“H&L”) as the Company’s independent auditors for the fiscal year ending December 31, 2019; (iii) for the approval, by a nonbinding advisory vote, of the compensation of our named executive officers as described in the accompanying proxy statement; (iv) to recommend, by a nonbinding advisory vote, a frequency of every three years for future advisory votes of stockholders on the compensation of our named executive officers; and (v) in their discretion, on any other business that may come before the Annual Meeting and any adjournments of the Annual Meeting.

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All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of Proposals No. 1 through 3 and for a frequency of every THREE YEARS for Proposal No. 4 at the Annual Meeting. A proxy may be revoked by the shareholder giving the proxy at any time before it is voted at the Annual Meeting, by written notice addressed to and received by the Secretary of the Company or Secretary of the Annual Meeting, and a prior proxy is automatically revoked by a shareholder giving a subsequent proxy or attending and voting in person at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself, does not revoke a prior proxy. In the case of the election of directors, shares represented by a proxy which are marked “WITHHOLD AUTHORITY” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Shares represented by proxies that are marked “ABSTAIN” on any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies (“broker non-votes”), including with respect to the election of directors, those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

Voting Requirements

Election of Directors and Approval of the Non-Binding Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation (the “Frequency Vote”). The election of the four director nominees and the approval of the Frequency Vote will require a plurality of the votes cast on each of the matters at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. With respect to the Frequency Vote, a stockholder may vote to set the Frequency Vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. An abstention will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Advisory Approval of the Appointment of Independent Auditors and Approval of the Non-Binding Advisory Resolution Relating to Executive Compensation. The affirmative vote of a majority of the votes cast on the matter by stockholders entitled to vote at the Annual Meeting is required to approve the appointment of H&L as the Company’s independent auditors for the fiscal year ending December 31, 2019 and the non-binding advisory resolution relating to executive compensation. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on either matter.

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Proposal No. 1

ELECTION OF DIRECTORS

The current members of our Board are Lyron Bentovim, Eran Goldshmit, Michael J. Jackson and Assaf Ran. All four directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxy will vote for the election of an alternate candidate, if any, as shall be designated by the Board. Our Board has no reason to believe these nominees will be unable to serve if elected. Each nominee has consented to be named in this Proxy Statement and to serve if elected. All four nominees are currently members of our Board. There are no family relationships among any of the executive officers or directors of the Company.

Our director nominees and their respective ages as of the Record Date are as follows:

Name	Age	Position
Assaf Ran	53	Founder, Chairman of the Board, Chief Executive Officer and President
Lyron Bentovim (1)	49	Director
Eran Goldshmit (1)(2)(3)	52	Director
Michael J. Jackson (1)(2)(3)	54	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Corporate Governance and Nominating Committee.

Set forth below is a brief description of the background and business experience of our director nominees:

Assaf Ran, our founder, has been our Chief Executive Officer, president and chairman since our inception in 1989. Mr. Ran has 30 years of senior management experience leading public and private businesses. Mr. Ran started several yellow page businesses from the ground up and managed to make each one of them successful. Mr. Ran’s professional experience and background with us, as our director since March 1999, have given him the expertise needed to serve as one of our directors.

Lyron Bentovim has been a member of the Board since December 2008. Mr. Bentovim currently serves as The President and Chief Executive Officer of the Glimpse Group, a virtual reality and augmented reality company as well as a Managing Partner at Darklight Partners in New York, NY. Darklight Partners is a strategic advisor to small and mid-size public and private companies. Prior to Darklight Partners, from July 2014 to August 2015, Mr. Bentovim was Chief Operating Officer/Chief Financial Officer of Top Image Systems (Nasdaq: TISA), and from March 2013 to July 2014, Mr. Bentovim served as Chief Operating Officer/Chief Financial Officer of NIT Health and Chief Operating Officer/Chief Financial Officer and managing director at Cabrillo Advisors. From August 2009 until July 2012, Mr. Bentovim has served as the Chief Operating Officer and the Chief Financial Officer of Sunrise Telecom, Inc. Prior to joining Sunrise Telecom, Inc., from January 2002, Mr. Bentovim was a Portfolio Manager for Skiritai Capital LLC, an investment advisor based in San Francisco. Mr. Bentovim has over 20 years of management experience, including his experience as a member of the board of directors at Blue Sphere, RTW Inc., Ault, Inc., Top Image Systems Ltd., Three-Five Systems Inc., Sunrise Telecom Inc., and Argonaut Technologies Inc. Prior to his position in Skiritai Capital LLC, Mr. Bentovim served as the President, Chief Operating Officer and co-founder of WebBrix, Inc. Additionally, Mr. Bentovim spent time as a Senior Engagement Manager with strategy consultancies USWeb/CKS, the Mitchell Madison Group LLC and McKinsey & Company Inc. Mr. Bentovim has an MBA from Yale School of Management and a law degree from the Hebrew University. Mr. Bentovim’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

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Eran Goldshmit has been a member of the Board since March 1999. Since August 2001, he has been the president of the New York Diamond Center, New York, NY. From December 1998 until July 2001, Mr. Goldshmit was the general manager of the Carmiel Shopping Center in Carmiel, Israel. Mr. Goldshmit received certification as a financial consultant in February 1993 from the School for Investment Consultants, Tel Aviv, Israel, and a BA in business administration from the University of Humberside, England, in December 1998. Mr. Goldshmit’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

Michael J. Jackson has been a member of the Board since July 2000. Since May 2017, Mr. Jackson has been the Chief Financial Officer of Radius Global Market Research. From March 2016 through April 2017, Mr. Jackson served as the Chief Financial Officer and executive vice president of both Ethology, Inc., a digital marketing agency, and Tallwave, LLC, a business design and innovation agency. From April 2007 through February 2016, he was the Chief Financial Officer and the executive vice president of iCrossing, Inc., a digital marketing agency. From October 1999 to April 2007, he was the executive vice president and Chief Financial Officer of AGENCY.COM, a global Internet professional services company. He served as the chief accounting officer of AGENCY.com from May 2000 and as its corporate controller from August 1999 until September 2001. From October 1994 until August 1999, Mr. Jackson was a manager at Arthur Andersen, LLP and Ernst and Young. Mr. Jackson also served on the New York State Society Auditing Standards and Procedures Committee from 1998 to 1999 and served on the New York State Society’s SEC Committee from 1999 to 2001. Mr. Jackson holds an M.B.A. in Finance from Hofstra University and is a certified public accountant. For the five years ended May 2008, Mr. Jackson was a member of the board of directors of Adstar, Inc. (OTC PINK: ADST). Mr. Jackson’s professional experience and background with other companies and with us have given him the expertise needed to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees and proxies that are signed and returned will be so voted

unless otherwise instructed.

* * * * *

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EXECUTIVE OFFICERS

The following table identifies our executive officers as of the Record Date:

Name	Age	Position	In Current Position Since
Assaf Ran (1)	53	President and Chief Executive Officer	1989

Vanessa Kao (2)	41	Chief Financial Officer, Vice President, Treasurer and Secretary	2011

(1)	Mr. Ran’s biographical information is provided above.
(2)	Ms. Kao has been our Chief Financial Officer, vice president, treasurer and secretary since rejoining us in June 2011. From January 2014 through April 2016, she was also the Chief Financial Officer of Jewish Marketing Solutions LLC. Since April 2016, she has been serving as a consultant to Jewish Marketing Solutions LLC. From July 2004 through April 2006, she served as our assistant Chief Financial Officer. From April 2006 through December 2013, she was the Chief Financial Officer of DAG Jewish Directories, Inc. Ms. Kao holds an M.B.A. in Finance and MIS/E-Commerce from the University of Missouri and a Bachelor degree of Business Administration in Finance from the National Taipei University in Taiwan.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions, as well as our subsidiary, MBC Funding II Corp. Our current Code of Ethics is posted on our web site at www.manhattanbridgecapital.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Ethics by posting such information on the website address specified above.

Director Independence

The Board has determined, in accordance with Nasdaq’s Stock Market Rules, that: (i) Messrs. Jackson, Goldshmit and Bentovim (the “Independent Directors”) are independent and represent a majority of its members; (ii) Messrs. Jackson, Goldshmit and Bentovim, as the members of the Audit Committee, are independent for such purposes; and (iii) Messrs. Jackson and Goldshmit, as the members of the Compensation Committee, are independent for such purposes. In determining director independence, the Board applies the independence standards set by the Nasdaq. In its application of such standards the Board takes into consideration all transactions with Independent Directors and the impact of such transactions, if any, on any of the Independent Directors’ ability to continue to serve on the Board.

Board and Committees

During fiscal year 2018, the Board held four meetings, our Audit Committee held four meetings and our Compensation Committee held one meeting. Our Corporate Governance and Nominating Committee did not meet. All directors attended or participated in all meetings of the Board and of the Board’s committees on which each applicable director served. It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting. All of our then current directors attended our annual meeting held in 2018.

Committees of the Board of Directors

We have three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each committee is made up entirely of independent directors as defined under the Nasdaq Stock Market Rules. The members of the Audit Committee are Michael Jackson, who serves as chairman, Eran Goldshmit and Lyron Bentovim. The members of the Compensation Committee and the Corporate Governance and Nominating Committee are Michael Jackson and Eran Goldshmit. Current copies of each committee’s charter are available on our website at www.manhattanbridgecapital.com.

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Audit Committee. The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;

●	evaluating the qualifications, independence and performance of our independent auditors;

●	approving the audit and non-audit services to be performed by the independent auditors;

●	reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;

●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;

●	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and

●	preparing the report that the Securities and Exchange Commission (the “SEC”) requires in our annual proxy statement.

The Board has determined that Michael Jackson is qualified as an Audit Committee Financial Expert pursuant to Item 407(d)(5) of Regulation S-K. Each Audit Committee member is independent, as that term is defined in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and their relevant experience is more fully described above.

Compensation Committee. The Compensation Committee assists the Board in determining the compensation of our officers and directors. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;

●	reviewing the performance objectives and actual performance of our officers; and

●	administering our stock option and other equity and incentive compensation plans.

The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to compensation committee members under Section 16(b) of the Exchange Act.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:

●	evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

●	establishing a policy for considering shareholder nominees to the Board;

●	reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and

●	reviewing and monitoring compliance with our code of ethics and insider trading policy.

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Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee consists of three members of the Board who meet the independence and experience requirements of Nasdaq and the SEC.

The Audit Committee retains our independent registered public accounting firm and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with our Company.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2018, and met with management to discuss such audited financial statements. The Audit Committee has discussed with H&L, our independent accountants, the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board (the “PCOAB”) and the SEC. The Audit Committee has received the written disclosures and the letter from H&L required by applicable requirements of the PCOAB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with H&L its independence from us and our management. Based on its review and discussions, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2018 be included in our Annual Report on Form 10-K for the year then ended for filing with the SEC.

AUDIT COMMITTEE:

Michael J. Jackson, Chairman
Eran Goldshmit
Lyron Bentovim

Board Leadership Structure

Mr. Ran has served as Chairman of the Board, Chief Executive Officer and President since our inception in 1989. Our By-Laws give the Board the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be held by the same person or by two separate individuals. Each year, the Board evaluates our leadership structure and determines the most appropriate structure for the coming year based upon its assessment of our position, strategy, and our long term plans. The Board also considers the specific circumstances we face and the characteristics and membership of the Board. At this time, the Board has determined that having Mr. Ran serve as both the Chairman and Chief Executive Officer is in the best interest of our shareholders. We believe this structure makes the best use of the Chief Executive Officer’s extensive knowledge of our business and personnel, our strategic initiatives and our industry, and also fosters real-time communication between management and the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

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Shareholder Communications

The Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent c/o Corporate Secretary at 60 Cutter Mill Road, Suite 205, Great Neck, NY 11021.

All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned by or paid to, in all capacities, during the years ended December 31, 2018 and 2017 by (i) the Company’s Chief Executive Officer and (ii) the most highly compensated executive officers, other than the CEO, who were serving as executive officers and whose total compensation exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executives”):

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($) (1)	Total ($)
Assaf Ran
Chief Executive Officer and President	2018	$305,000	$78,000	$9,150	$392,150
	2017	$290,000	$78,000	$8,700	$376,700

Vanessa Kao
Chief Financial Officer, Vice President,	2018	$137,000	$26,000	$4,110	$167,110
Treasurer and Secretary	2017	$137,000	$26,000	$4,110	$167,110

(1) Company’s matching contributions are made pursuant to its Simple IRA Plan.

Employment Contracts

We have an employment agreement with Assaf Ran, our President and Chief Executive Officer, pursuant to which: (i) Mr. Ran’s employment term renews automatically on June 30th of each year for successive one-year periods unless either party gives to the other written notice at least 180 days prior to June 30th of its intention to terminate the agreement; (ii) Mr. Ran receives a current annual base salary of $305,000 ($275,000 effective June 2016 and $305,000 effective June 2017) and annual bonuses as determined by the Compensation Committee of the Board, in its sole and absolute discretion, and is eligible to participate in all executive benefit plans established and maintained by us; and (iii) Mr. Ran agreed to a one-year non-competition period following the termination of his employment. If the employment agreement is terminated by Mr. Ran for “good reason” (as defined in the employment agreement) he shall be paid (1) his base compensation up to the effective date of such termination; (2) his full share of any incentive compensation payable to him for the year in which the termination occurs; and (3) a lump sum payment equal to 100% of the average cash compensation paid to, or accrued for, him in the two calendar years immediately preceding the calendar year in which the termination occurs. The Compensation Committee approved an annual bonus of $78,000 to Mr. Ran in 2018, and a special bonus of $33,000 and an annual bonus of $45,000 to Mr. Ran in 2017.

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Restricted Stock Grant

In September 2011, upon shareholders approval at the 2011 annual meeting of shareholders, we granted 1,000,000 restricted common shares (the “Restricted Shares”) to Mr. Ran, our Chief Executive Officer. Under the terms of the restricted shares agreement, among other things, Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause” (i.e., misconduct that is materially injurious to us monetarily or otherwise, including engaging in any conduct that constitutes a felony under federal, state or local law); or (iii) the date on which Mr. Ran’s employment is terminated on account of (A) his death; or (B) his disability, which, in the opinion of his personal physician and a physician selected by us prevents him from being employed with us on a full-time basis (each such date being referred to as a “Risk Termination Date”). If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause, or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which has not previously vested. Mr. Ran has the power to vote the Restricted Shares and will be entitled to all dividends payable with respect to the Restricted Shares.

In connection with the Compensation Committee’s approval of the foregoing grant of Restricted Shares, the Compensation Committee consulted with and obtained the concurrence of independent compensation experts and informed Mr. Ran that it had no present intention of continuing its prior practice of annually awarding stock options to Mr. Ran as Chief Executive Officer. Also, Mr. Ran advised the Compensation Committee that he would not seek future stock option grants.

Termination and Change of Control Arrangement

In the event of termination, Mr. Ran will not be entitled to receive any severance and any non-vested options will be automatically forfeited. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for cause or by Mr. Ran voluntarily for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. If Mr. Ran is terminated for any reason other than for cause, the Restricted Shares become immediately transferable.

Compensation of Directors

Generally, each independent director of the Company is granted an option for 7,000 common shares upon first taking office. During 2018, the annual cash compensation paid to each independent member of the Board was $7,500, plus an additional $300 for each committee meeting attended. In June 2018, the Compensation Committee elected to increase the annual cash compensation paid to each independent member of the Board to $10,000, effective beginning in fiscal year 2019. Other than the grant of options at the time each independent director first takes office, we do not currently anticipate granting our directors additional options as part of their compensation.

The table below summarizes the compensation paid to our independent directors for the year ended December 31, 2018. Mr. Ran’s compensation is described below under “Executive Compensation.”

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($)
Michael Jackson	$9,300
Eran Goldshmit (1)	$9,000
Lyron Bentovim	$9,000

(1)	At December 31, 2018, Mr. Goldshmit held stock options to purchase an aggregate of 7,000 common shares at an exercise price of $2.92 per share.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards to the Named Executives as of December 31, 2018.

Name	Stock Awards Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Assaf Ran
Chief Executive Officer and President	1,000,000	5,620,000	(1)(2)

(1)	Calculated based on the closing market price of $5.62 at the end of the last completed fiscal year on December 31, 2018.

(2)	Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested.

Equity Compensation Plan Information

The following table summarizes the options granted under our 2009 Stock Option Plan, as amended (the “Plan”) as of December 31, 2018. The shares covered by outstanding options are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events.

	Equity Compensation Plan Table
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity Compensation Plans Approved By Security Holders
Grants under the Company’s 2009 Stock Option Plan	7,000	$2.92	269,000
Equity Compensation Plans Not Approved By Security Holders	-	-	-
Total	7,000	$2.92	269,000

The table above does not include: (i) 5-year warrants to purchase 3,000 Common Shares, with an exercise price of $3.5625 per Common Share, issued to the representative of the underwriters of the Company’s public offering in July 2014. These warrants are exercisable at any time, and from time to time, in whole or in part, commencing on July 28, 2015 and expire on July 28, 2019; (ii) 5-year warrants to purchase 9,650 Common Shares, with an exercise price of $5.4875 per Common Share, issued to the representative of the underwriters of the Company’s public offering in May 2015. These warrants are exercisable at any time, and from time to time, in whole or in part, commencing on May 22, 2016 and expire on May 22, 2020; and (iii) 5-year warrants to purchase 33,612 Common Shares, with an exercise price of $7.4375 per Common Share, issued to the representative of the underwriters of the Company’s public offering in August 2016. These warrants are exercisable at any time, and from time to time, in whole or in part, commencing on August 9, 2017 and expire on August 9, 2021.

10

The purpose of the Plan is to align the interests of our officers, other key employees, consultants and non-employee directors and those of our subsidiaries, if any, with those of our shareholders to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on our behalf and to promote the success of our business. The availability of additional shares will enhance our ability to achieve these goals and to attract qualified employees. The basis of participation in the Plan is upon discretionary grants of awards by the board of directors.

The Plan is administered by the Compensation Committee of the Board. 269,000 common shares are reserved for award grants under the Plan, subject to adjustment as provided in the Plan. As of December 31, 2018, approximately five persons were eligible to participate in the Plan, consisting of two executive officers and three independent directors. The Board has resolved not to grant any options to Mr. Ran until all of the Restricted Shares have vested. The Plan expires on June 23, 2019.

Amendment and Termination of the Plan

The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time.

Exercise Price

The exercise price of an option granted under the Plan may be no less than the fair market value of a common share on the date of grant, unless, with respect to nonqualified stock options that are not intended as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, otherwise determined by the Compensation Committee. However, incentive stock options granted to a ten percent shareholder must be priced at no less than 110% of the fair market value of our common shares on the date of grant and their term may not exceed five years. All options granted under the Plan are for a term of no longer than ten years unless otherwise determined by the Compensation Committee. The Compensation Committee also determines the exercise schedule of each option grant.

Certain Relationships and Related Transactions

In the beginning of 2018, Mr. Ran, our Chief Executive Officer, made three short term bridge loans to the Company in the aggregate amount of $950,000, at an interest rate of 6% per annum. All loans were repaid in full on February 9, 2018. During the second quarter of 2018, Mr. Ran and entities he controls made seven short term loans to the Company in the aggregate amount of $2,741,227, at an interest rate of 6% per annum. Two of the loans in the aggregate amount of $311,227 were repaid in full in May 2018. The remaining loans, in the aggregate amount of $2,430,000 were repaid in full as of July 11, 2018. The aggregate interest expense for these loans was $10,509.

11

Security Ownership of Certain Beneficial Owners

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding the beneficial ownership of our common shares by all persons known by us to beneficially own more than 5% of our outstanding common shares, each Named Executive, each director, and all of our directors and executive officers as a group:

Name of Beneficial Owner	Amount of Beneficial Ownership (1)	Percentage of Class
Executive Officers and Directors
Assaf Ran (2)	2,531,000	26.2%
Vanessa Kao	5,236	*
Michael Jackson	35,000	*
Eran Goldshmit	16,050	*
Lyron Bentovim	38,887	*
All executive officers and directors as a group (5 persons)	2,626,173	27.2%

*Less than 1%

(1)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the Record Date have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on 9,659,977 shares outstanding on the Record Date.

(2)	Includes 1,000,000 Restricted Shares granted to Mr. Ran on September 9, 2011, which was approved by shareholders at our 2011 annual meeting of shareholders. Mr. Ran may not sell, convey, transfer, pledge, encumber or otherwise dispose of the Restricted Shares until the earliest to occur of the following: (i) September 9, 2026, with respect to 1/3 of the Restricted Shares, September 9, 2027 with respect to an additional 1/3 of the Restricted Shares and September 9, 2028 with respect to the final 1/3 of the Restricted Shares; (ii) the date on which Mr. Ran’s employment is terminated by us for any reason other than for “Cause;” or (iii) on a Risk Termination Date. If at any time prior to a Risk Termination Date Mr. Ran’s employment is terminated by us for Cause or Mr. Ran voluntarily terminates his employment for any reason other than death or disability, Mr. Ran will forfeit that portion of the Restricted Shares which have not previously vested. Mr. Ran’s address is c/o Manhattan Bridge Capital, Inc., 60 Cutter Mill Road, Suite 205, Great Neck, New York 11021.

12

Proposal No. 2

Advisory approval OF THE APPOINTMENT OF INDEPENDENT AUDITORS

H&L has been our independent registered public accounting firm since November 2014 when Hoberman, Goldstein & Lesser, CPAs, P.C. (“HG&L”), our independent registered public accounting firm at the time, effectively resigned when the ownership interest in HG&L changed and formed H&L as a new successor entity to HG&L. As a result, H&L was engaged as our new independent registered public accounting firm. One or more representatives of H&L is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our shareholders.

Selection of the independent accountants is not required to be submitted to a vote of our shareholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint H&L to serve as independent auditors to conduct an audit of our accounts for the 2019 fiscal year. However, the Board is submitting this matter to our shareholders as a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain H&L, and may retain that firm or another without re-submitting the matter to the shareholders. Even if shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

* * * * *

Independent Registered Public Accounting Firm Fees and Other Matters

The aggregate fees billed by our principal accounting firm, H&L, for the fiscal years ended December 31, 2018 and 2017 are as follows:

(a)	Audit Fees

2018

The aggregate fees incurred during 2018 for our principal accountant were $65,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2018.

2017

The aggregate fees incurred during 2017 for our principal accountant were $65,500, covering the audit of our annual financial statements and the review of our financial statements for the first, second and third quarters of 2017.

(b)	Audit-Related Fees

There were no audit-related fees billed by our principal accountant during 2018 or 2017.

(c)	Tax Fees

There were no tax fees billed by our principal accountant during 2018 or 2017.

(d)	All Other Fees

No other fees, beyond those disclosed above, were billed during 2018 or 2017 except that we were billed $21,500 in 2018 by our principal accountant for services rendered in connection with our Registration Statement on Form S-3 for our public offering in July 2018.

Pre-Approval Policies and Procedures

Our Audit Committee approved the engagement with H&L. These services were pre-approved by our Audit Committee to assure that such services do not impair the auditor’s independence from us.

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Proposal No. 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including a separate proposal subject to stockholder vote to approve, on a non-binding, advisory basis, the compensation of those of our executive officers listed in the Summary Compensation Table appearing elsewhere in this Proxy Statement, or our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. To learn more about our executive compensation, see “Executive Compensation” elsewhere in this Proxy Statement.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Based on the above, we request that you indicate your support for our executive compensation philosophy and practices, by voting in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in this Proxy Statement, including the “Executive Compensation” section, the compensation tables and the other narrative compensation disclosures.”

The affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to approve this Proposal No. 3. The opportunity to vote on this Proposal No. 3 is required pursuant to Section 14A of the Exchange Act. However, as an advisory vote, the vote on Proposal No. 3 is not binding upon us and serves only as a recommendation to our Board. Nonetheless, the Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Board recommends a vote FOR this proposal

and proxies that are signed and returned will be so voted

unless otherwise instructed

* * * * *

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Proposal No. 4

ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including a separate proposal subject to stockholder vote to recommend, on a non-binding, advisory basis, whether a non-binding, advisory stockholder vote to approve the compensation of our named executive officers (that is, a vote similar to the non-binding, advisory vote in Proposal No. 3 above) should occur every one, two or three years.

By voting with respect to this Proposal No. 4, stockholders may indicate whether they would prefer that we conduct future advisory votes on our named executive officer compensation once every one, two, or three years. Stockholders also may, if they so wish, abstain from casting a vote on this proposal.

The Board has considered the frequency of the advisory vote on the compensation of our named executive officers that it should recommend. After considering the benefits and consequences of each alternative for the frequency of submitting the advisory vote on the compensation of our named executive officers to stockholders, the Board recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders every three years. The Board has utilized this frequency since 2013, the first time it was required to include such an advisory vote.

In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered its past practice of successfully utilizing this frequency, as well as how an advisory vote at this frequency provides our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years also permits our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

For the above reasons, the Board recommends that you vote to hold a non-binding, advisory vote on the compensation of our named executive officers every three years. Your vote, however, is not to approve or disapprove the Board’s recommendation.

When voting on this proposal, you have four choices: you may elect that we hold an advisory vote on the compensation of our named executive officers every year, every two years or every three years, or you may abstain from voting. If you properly complete your proxy and fail to indicate your preference or abstention, your shares will be voted to select every three years as the frequency with which our stockholders will be asked to hold a non-binding, advisory vote on the compensation of our named executive officers.

The choice of frequency that receives the highest number of “FOR” votes will be considered as the frequency with which our stockholders will be asked to hold a non-binding, advisory vote on the compensation of our named executive officers. The Board will consider the outcome of the vote when making future decisions on executive compensation. However, as an advisory vote, the vote on this Proposal No. 4 is not binding upon us, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the alternative approved by our stockholders. Although our Board has utilized the three year frequency in the past, our Board has not yet determined the frequency with which we will hold future stockholder advisory votes on named executive officer compensation required by Section 14A of the Exchange Act or when the next such stockholder advisory vote on named executive officer compensation will occur following the Meeting.

The Board recommends a vote FOR the holding of an advisory vote on executive compensation every “three years” and proxies that are signed and returned will be so voted unless otherwise instructed

* * * * *

15

MISCELLANEOUS

Other Matters

Management knows of no matter other than the foregoing to be brought before the Annual Meeting, but if such other matters properly come before the meeting, or any adjournment thereof, the persons named in the accompanying form of proxy will vote such proxy on such matters in accordance with their best judgment.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose notice of meeting is attached to this Proxy Statement, and the entire cost of the solicitation of proxies will be borne by us. Proxies may be solicited by directors, officers and regular employees of ours, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of our Common Shares.

Shareholder Proposals for the 2020 Annual Meeting of Shareholders

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2020 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 60 Cutter Mill Road, Suite 205, Great Neck, NY 11021, in writing not later than January 23, 2020. Shareholders who wish to present a proposal at our next annual meeting of stockholders without the inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by April 10, 2020.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 60 Cutter Mill Road, Suite 205, Great Neck, NY 11021, (516) 444-3400. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

16

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR SHAREHOLDERS OF RECORD ON THE RECORD DATE AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EVERY SHAREHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By order of the Board of Directors

Vanessa Kao
Secretary

Great Neck, New York

May 21, 2019

17

ANNUAL MEETING OF SHAREHOLDERS OF

# MANHATTAN BRIDGE CAPITAL, INC.

**Friday, June 21, 2019**

**GO GREEN**

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430304000000001000 3 062119

**The Board of Directors recommends all the nominees listed in Proposal 1, a vote FOR Proposal 2 and Proposal 3 and THREE YEARS for Proposal 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Assaf Ran
- ○ Lyron Bentovim
- ○ Eran Goldshmit
- ○ Michael J. Jackson

**INSTRUCTIONS:** To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | 1 YEAR | 2 YEARS | 3 YEARS | ABSTAIN |
|---|---|---|---|---|
| 4. To recommend, by a nonbinding advisory vote, the frequency of holding an advisory vote on executive compensation. | ☐ | ☐ | ☐ | ☐ |

**The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR all the nominees listed in Proposal 1, FOR Proposal 2 and Proposal 3 and THREE YEARS for Proposal 4.**

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

**MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.** ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

# MANHATTAN BRIDGE CAPITAL, INC.

The undersigned hereby constitutes and appoints Assaf Ran and Vanessa Kao, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Shareholders of Manhattan Bridge Capital, Inc. (the "Company") to be held on Friday, June 21, 2019 at 9:00 a.m., local time, at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, NY 10019 (the "Annual Meeting"), and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

**(Continued and to be signed on reverse side.)**

1.1 14475